SUBLEASE

                                     BETWEEN

                                   AT&T CORP.,
                                   SUBLANDLORD

                                       and

                         TECHSTAR COMMUNICATIONS, INC.,
                                    SUBTENANT

                              8403 COLESVILLE ROAD
                             SILVER SPRING, MARYLAND

                             Dated: October 20, 1997

                                     * * * *

      The mailing, delivery or negotiation of this Sublease shall not be deemed an offer to enter into any transaction or to enter into any other relationship, whether on the terms contained herein or on any other terms. This Sublease shall not be binding nor shall either party have any obligations or liabilities or any rights with respect thereto, or with respect to the premises, unless and until both parties have executed and delivered this Sublease and the Prime Landlord has consented in writing to this Sublease. Until such execution and delivery of, and consent to this Sublease, either party may terminate all negotiation and discussion of the subject matter hereof, without cause and for any reason, without recourse or liability.

                                     * * * *

                                Table of Contents

                                                                            Page
                                                                            ----

1.   SUBLEASE ................................................................ 2

2.   PARKING ................................................................. 2

3.   PRIME LEASE ............................................................. 2

4.   DEFINITIONS ............................................................. 4

5.   PRIME LANDLORD .......................................................... 4

6.   TERM .................................................................... 4

7.   RENT .................................................................... 5

8.   REFUNDS ................................................................. 7

9.   SECURITY DEPOSIT ........................................................ 8

10.  SUBTENANT FIT-UP ........................................................ 9

11.  ALTERATIONS .............................................................10

12.  REPAIRS AND MAINTENANCE .................................................11

13.  UTILITIES AND SERVICES ..................................................12

14.  ASSIGNMENT AND SUBLEASING ...............................................12

15.  INSURANCE ...............................................................14

16.  NON-BINDING MEDIATION ...................................................14

17.  COMPLIANCE WITH LAWS ....................................................15

18.  LIMITATIONS ON SUBLANDLORD'S LIABILITY ..................................16

19.  ESTOPPEL CERTIFICATES ...................................................18

20.  SUBORDINATION ...........................................................19

21.  CASUALTY AND CONDEMNATION ...............................................19

22.  CONSENT OR APPROVAL OF PRIME LANDLORD ...................................19

23.  NOTICES .................................................................20


                                      (i)

                                                                            Page
                                                                            ----

24.   BROKERS ................................................................21

25.   SUBLANDLORD'S AND SUBTENANT'S POWER TO EXECUTE .........................21

26.   TABLE OF CONTENTS - CAPTIONS ...........................................21

27.   CONSENT TO SUBLEASE BY PRIME LANDLORD ..................................22

28.   ENTIRE AGREEMENT .......................................................22

29.   DEFAULT AND RIGHT TO CURE ..............................................22

30.   INDEMNIFICATION ........................................................23

EXHIBIT A Description of Subleased Premises ..................................25

EXHIBIT B Prime Lease ........................................................26


                                      (ii)

                                    SUBLEASE

      This Sublease is entered into as of this 20 day of October, 1997, by and between AT&T CORP., a New York corporation, with offices at 150 Mt. Airy Road, Basking Ridge, New Jersey 07920 (hereinafter "Sublandlord") and TECHSTAR COMMUNICATIONS, INC., a _____________ corporation, with offices at 4340 East West Highway - Suite 1000, Bethesda, Maryland 20814, (hereinafter "Subtenant").

                             INTRODUCTORY STATEMENTS

      A. By Lease dated August 3, 1990, subsequently amended by a First Amendment to Lease dated December 10, 1990 and by an undated Second Amendment to Lease dated March 18, 1991 (the "Prime Lease") Silver Spring Metro Plaza Limited Partnership (the "Prime Landlord") leased to Sublandlord certain space in the building known as Silver Spring Metro Plaza II located at 8403 Colesville Road, Silver Spring, Maryland (hereinafter called the "Building").

      B. Subtenant has agreed to sublet from Sublandlord certain portions of the Building.

      C. The parties desire to enter into this Sublease defining their respective rights, duties and liabilities relating to the Subleased Premises (defined below).

                                   WITNESSETH

      NOW THEREFORE, Sublandlord and Subtenant, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and each with intent to be legally bound, for themselves and their respective successors and assigns, agree as follows:

      1. SUBLEASE

      Sublandlord, for and in consideration of the Subtenant's payment of the rent and performance of the covenants contained in this Sublease, does hereby demise and lease to Subtenant the following portions of the Building: all of floor sixteen consisting of approximately 31,480 rentable square feet as shown on the floor plan which is attached hereto as Exhibit A (the "Subleased Premises").

      2. PARKING

      Subtenant shall be entitled to use eight (8) parking spaces upon payment to the Sublandlord as additional rent of the amount charged Sublandlord, subject to periodic increases. The amount currently charged is $70.00 per space per month.

      3. PRIME LEASE

      A true copy of the Prime Lease (with certain financial provisions deleted for reasons of confidentiality) is attached hereto as Exhibit B. Where not expressly inconsistent with the terms hereof and except as otherwise stated herein to the contrary, this Sublease shall be subject and subordinate to all of the terms and conditions contained in the Prime Lease as said terms and conditions affect the Subleased Premises, and all of the obligations of Sublandlord as tenant under the Prime Lease, except as otherwise set forth herein, are hereby incorporated into this Sublease and shall be binding upon Subtenant with respect to the Subleased Premises to the same extent as if Subtenant were named as tenant and Sublandlord as landlord under the Prime Lease. For purposes of this Sublease, references in the Prime Lease to the "Term" shall mean the Term of this Sublease and references to the "Premises" in the Prime Lease shall mean the Subleased Premises. Except as otherwise provided herein, when any fraction, factor or formula, which is based on the number of square feet leased, is expressed in the Prime Lease, it will be adjusted by substituting the number of square feet of the Subleased Premises for the number of square feet of the Premises leased in the Prime Lease. Each party agrees that it shall not do or omit to do anything which would result in an "Event of Default" as defined in Section 20.1 of the Prime Lease, and each party agrees to indemnify and hold the other harmless from and against all claims, demands or liabilities resulting from such party's breach, violation or nonperformance of any of its obligations under the Prime Lease, as incorporated herein. With the exceptions set forth herein, Subtenant shall be entitled to all of the rights and privileges of the Sublandlord as tenant under the terms of the Prime Lease with respect to the Subleased

Premises. The rights and privileges of the Sublandlord as tenant which are set forth in the following sections of the Prime Lease shall not be incorporated into this Sublease: 3 (to the extent that this section establishes the option to expand the demised premises), 4 (to the extent that this section establishes any renewal option), 5, 6, 15.1 (to the extent that this section establishes the right to make any alterations without Sublandlord's written consent), 16.1 (to the extent that this section establishes the right to satisfy insurance obligations through self-insurance), 25, 26, 31, 32, 34, 35, 36.18, 36.19,
36.20.

      4. DEFINITIONS

      All terms not expressly defined in this Sublease shall have the meanings given to them in the Prime Lease.

      5. PRIME LANDLORD

      Subtenant agrees to look solely to the Prime Landlord, and not to Sublandlord, for the performance of all services and obligations of the Prime Landlord under the Prime Lease with respect to the Subleased Premises. At Subtenant's expense and request, Sublandlord will reasonably cooperate with Subtenant to enable Subtenant to enforce the Sublandlord's rights as tenant under the Prime Lease with respect to the Subleased Premises.

      6. TERM

      The term of this Sublease (the "Original Term") shall be forty-three months, commencing on December 1, 1997 (the "Commencement Date") and ending on June 30, 2001. The Original

Term plus any extensions or renewals are sometimes referred to herein as the "Term."

      7. RENT

      a. The basic rent, shall accrue at the yearly rate of Four Hundred Nine Thousand Two Hundred Forty and 00/100 Dollars ($409,240.00) and shall be payable in advance on the first day of each calendar month during the Original Term in equal monthly installments of Thirty-Four Thousand One Hundred Three and 33/100 Dollars ($34,103.33) each, subject to the following: (i) a proportionately lesser sum may be paid for the first and last months of the Term of this Sublease if the Term commences on a date other than the first day of the month or ends on a date other than the last day of a month; and (ii) the first monthly installment of rent shall be abated; and (iii) the monthly installment of rent for the second month of the Term shall be due and payable in advance upon execution of this Sublease.

      b. In addition to the basic rent set forth in section 7.a. above, beginning on January 1, 1999 Subtenant shall pay Sublandlord (as and when due under the terms of the Prime Lease, including monthly installments based on Prime Landlord's estimates pursuant to the Prime Lease of which Subtenant has been given notice by Sublandlord), as additional rent, Subtenant's Proportionate Share of the excess of the amount defined in clause (ii) over the amount defined in clause (i), as follows: (i) "Tenant's Share of Operating Costs" (as that term is defined in the Prime Lease) and real estate taxes and insurance costs and

"Management Fee" (as that term is defined in the Prime Lease) which Sublandlord is obligated to pay to Prime Landlord under the terms of the Prime Lease for calendar year 1998; and (ii) the "Tenant's Share of Operating Costs" (as that term is defined in the Prime Lease) and real estate taxes and insurance costs and "Management Fee" (as that term is defined in the Prime Lease) which Sublandlord is obligated to pay to Prime Landlord under the terms of the Prime lease for the then current calendar year during the Term. Subtenant's "Proportionate Share" shall be 13.36%, which is the number of square feet in Subleased Premises divided by number of square feet in the premises leased by Sublandlord.

      c. The terms "basic rent" and "additional rent" are sometimes referred to herein as "Rent" or "rent" and shall include all sums due from Subtenant to Sublandlord under the terms of this Sublease. The foregoing sentence notwithstanding, Rent under this Sublease will not include costs and expenses that are incurred by Prime Landlord in enforcing Prime Landlord's rights or remedies pursuant to Section 20.2 of the Prime lease with respect to an "Event of Default" (as defined in Section 20.1 of the Prime Lease) by Sublandlord, unless the obligation that was owed by Sublandlord to Prime Landlord that constituted the basis of such "Event of Default" (as defined in Section 20.1 of the Prime Lease) was an obligation that Subtenant assumed under this Sublease and failed to perform, resulting in an "Event of Default" (as defined in Section 29 of this Sublease) by

Subtenant. All Rent shall be payable at the office of the Sublandlord at the following address:

                   AT&T Corp.
                   150 Mt. Airy Road
                   Basking Ridge, NJ 07920
                   Attention: Lease Administration

or at such other address as directed by prior written notice from Sublandlord to Subtenant.

      d. Sublandlord shall promptly provide Subtenant with (i) a copy of each and every "Operating Costs Statement" (as that term is defined in the Prime Lease) that is received by Sublandlord for each and every "Operating Year" (as that term is defined in the Prime Lease) during the Term; and (ii) notice of all estimates of "Operating Costs" that are given by Prime Landlord to Sublandlord under section 7.2 of the Prime Lease as the basis for determining from time to time the amount of the monthly installments of "Tenant's Share of Operating Costs" that are payable by Sublandlord under the Prime Lease.

      8. REFUNDS

      Provided that there is no Event of Default (as defined in Section 29 of this Sublease) by Subtenant under this Sublease, Sublandlord shall pay to Subtenant any sums which Sublandlord is entitled to receive from the Prime Landlord under the Prime Lease with respect to the Subleased Premises during the Term, including, but not limited to, Subtenant's Proportional Share of any refunds of basic rent or additional rent which has been paid by Subtenant; however, such sums shall be paid to Subtenant only if Sublandlord has received payment of same from Prime Landlord. Payment (less any sums expended by Sublandlord for collection thereof) shall be made by Sublandlord to Subtenant within thirty (30) days of Sublandlord's receipt of any such sum. If Sublandlord's obligation to pay "Annual Basic Rent" or "Additional Rent" (as those terms are defined in the Prime Lease) is abated, in whole or in part, pursuant to Section 11 of the Prime Lease because all or part of the Subleased Premises are rendered untenantable due to an interruption of services, then the rent and additional rent under this Sublease shall also be abated, for the same period of time that "Annual Basic Rent" and "Additional Rent" under the Prime Lease are abated, as to that portion of the Subleased Premises that are tenantable.

      9. SECURITY DEPOSIT

      Subtenant has deposited with Sublandlord the sum of Thirty-Four Thousand One Hundred Three and 33/100 Dollars ($34,103.33) as security for the full and faithful performance of every portion of this Sublease to be performed by Subtenant. If there is an Event of Default (as defined in Section 29 below) by Subtenant, then Sublandlord may use, apply or retain all or any portion of this security deposit to remedy such Event of Default. If any portion of said deposit is so used or applied, Subtenant shall, immediately upon Sublandlord's written demand therefor, deposit money with Sublandlord in an amount sufficient to restore the security deposit to its original amount. Sublandlord shall not be required to keep this security deposit separate from its general funds, and Subtenant shall not be entitled to interest on such deposit. If Subtenant shall fully and faithfully perform every provision of this Sublease to be performed by it, the security deposit or any balance thereof shall be returned to Subtenant within thirty (30) days of termination of the Term.

      10. SUBTENANT FIT-UP

      Subtenant takes premises "AS IS." Any improvements to the Subleased Premises that may be required by Subtenant to prepare the Subleased Premises for Subtenant's initial occupancy ("Fit-up Work") shall be at Subtenant's sole cost and expense, including any space planning and construction document preparation. Subtenant shall retain its own Contractors to perform all of the Fit-up Work. With respect to the Fit-up Work, Subtenant shall comply without the obligations specified in subparagraphs (a) through (f) in section 15.1 of the Prime Lease. In addition, all plans and specifications and the selection of Subtenant's contractors for the Fit-up Work, shall be subject to the prior written approval of Sublandlord, which shall not be withheld, conditioned or delayed unreasonably. Subject to Sublandlord's requirements for security and the protection of Sublandlord's confidential information, Subtenant shall be given access to the Subleased Premises, upon reasonable prior notice to Sublandlord, in order to inspect and measure the Subleased Premises, design the Fit-up Work, and show the Subleased Premises to prospective subsubtenants or assignees, or both. During such access the

Subtenant shall not cause interference with Sublandlord's operations in the Subleased Premises or damage to Sublandlord's property or equipment. Sublandlord may require that all representatives of Subtenant having access to the Subleased Premises prior to the Commencement Date be accompanied by a designated representative of Sublandlord while in the Subleased Premises. Subtenant shall comply with Subtenant's obligations with respect to insurance under Section 15 of this Sublease, including depositing the policy or policies of such required insurance or certificates thereof with Sublandlord, before any entry into the Subleased Premises prior to the Commencement Date.

      11. ALTERATIONS

      Subtenant shall not make any alterations, improvements or installations in or to the Subleased Premises after the Fit-up Work without the prior written consent of Sublandlord, which consent will not be unreasonably delayed, conditioned or withheld by Sublandlord. All alterations and improvements shall be subject to the terms and conditions of the Prime Lease, and in those instances, if required, shall be subject to the Prime Landlord's approval as provided in the Prime Lease. If Sublandlord does not give Subtenant written notice of disapproval of Subtenant's plans and specifications for any such alterations, improvements or installations within twenty (20) days after Subtenant delivers complete plans and specifications for such work, then Sublandlord will be deemed to have consented to such plans and specifications, but obtaining such deemed consent from the Sublandlord shall not relieve Subtenant of the obligation to obtain the consent of the Prime Landlord, as required by this Sublease and the Prime Lease. Unless otherwise expressly agreed by Sublandlord, any alterations, improvements or installations consented to by Sublandlord shall be made at the sole cost and expense of Subtenant by contractors who have been approved by Sublandlord, such approval not to be unreasonably delayed, conditioned or withheld.

      12. REPAIRS AND MAINTENANCE

      Any repair and maintenance obligations with respect to the Subleased Premises which are the responsibility of the Sublandlord, as tenant under the Prime Lease, shall be performed by Subtenant at Subtenant's sole cost and expense, unless the necessity of the repair is due to any negligent or improper act by Sublandlord or any negligent or improper failure by Sublandlord to perform any duty expressly provided in this Sublease. Subtenant agrees that it will notify Sublandlord promptly of the need for any repair to the Subleased Premises, even if Sublandlord is not responsible for any such repair. Notwithstanding anything contained herein to the contrary, in the event that a condition exists in the Subleased Premises that Prime Landlord is obligated to repair under the terms of the Prime Lease, Subtenant shall so advise Sublandlord, and Sublandlord, in turn, shall promptly advise Prime Landlord thereof. Sublandlord shall have no liability to Subtenant for Prime Landlord's failure to make any such repair, except for any liability resulting from Sublandlord's failure to perform its duty under this paragraph to notify Prime Landlord of the need for such repair.

      13. UTILITIES AND SERVICES

      Subtenant shall be entitled to all those services and utilities which Prime Landlord is required to provide under the terms of the Prime Lease. Subtenant shall look solely to the Prime Landlord for the provision of such services and utilities, and Sublandlord shall not be responsible for Prime Landlord's failure to provide the same nor shall any such failure constitute an abrogation of any other terms or conditions of this Sublease. In addition to Subtenant's obligation to pay Subtenant's Proportionate Share of the cost of such utilities and services, to the extent that Prime Landlord charges Sublandlord for any services or utilities or increases the cost of such services or utilities and such charge or increase is due to Subtenant's use of the Subleased Premises or such utilities or services, Subtenant agrees to pay the charges therefor within five (5) business days after receipt of Sublandlord's bill.

      14. ASSIGNMENT AND SUBLEASING

      Subtenant shall not assign this Sublease or sublet the Subleased Premises, in whole or in part, without the prior written consent of Sublandlord and Prime Landlord, which consent Sublandlord shall not unreasonably withhold, condition or delay but which consent Prime Landlord may withhold in its sole discretion. If Prime Landlord and Sublandlord give their consent to any subsubletting of the Subleased Premises then Subtenant may, at Subtenant's election and not as an obligation, charge any subsubtenant rent at a rate that Subtenant determines and that a potential subsubtenant is willing to pay. If Prime Landlord and Sublandlord give their consent to an assignment of this Sublease then Subtenant may, at Subtenant's election and not as an obligation charge any assignee any consideration for such assignment that Subtenant determines and that a potential assignee is willing to pay. For the purposes of this paragraph, the term "Net Rent Excess" means (i) the amount (if any) by which the rent and all other payments and consideration due Subtenant from any such subsubtenant for the term of such subsublease exceeds the rent due Sublandlord under this Sublease for such term, less brokerage commissions and legal, engineering, construction, accounting and other costs that are incurred by Subtenant (as subsublandlord) and associated with the preparation and maintenance of the Subleased Premises, and (ii) the amount of the consideration due Subtenant from any such assignee for an assignment of this Sublease, less brokerage commissions and legal, engineering, construction, accounting and other costs that are incurred by Subtenant (as assignor) and associated with the assignment of this Sublease. Subtenant shall pay (i) one-half of any Net Rent Excess to Prime Landlord in accordance with Section 25 of the Prime Lease, and
(ii) one-quarter of any Net Rent Excess to Sublandlord.

      15. INSURANCE

      Subtenant agrees to comply with all of the insurance requirements and obligations of Sublandlord as set forth in the Prime Lease and to name both Sublandlord and Prime Landlord as additional insureds on any required insurance policies.

      16. NON-BINDING MEDIATION

      a. If a dispute arises out of or relates to this Sublease, or its breach, and the parties have not been successful in resolving such dispute through negotiation, the parties agree to attempt to resolve the dispute through non-binding mediation by submitting the dispute to a sole mediator selected by the parties or, at the option of a party, to mediation by the American Arbitration Association ("AAA"). If such dispute is not resolved by such non-binding mediation, the parties shall have the right to resort to any remedies permitted by law. All defenses based on passage of time shall be tolled during the mediation.

      b. The direct expenses of the mediation, including the compensation and expenses of the mediator and the fees of the AAA, shall be borne equally by the parties. All other costs incurred by the parties to this Sublease in connection with any dispute arising out of or relating to this Sublease or its breach, including the parties' legal expenses and their witnesses' expenses, shall be borne by the party incurring the expense. The parties, their representatives, other participants and the mediator shall hold the existence, content and result of the mediation in confidence.

      17. COMPLIANCE WITH LAWS

      Without limiting any other obligation of Subtenant under this Sublease, Subtenant shall promptly comply with all statutes, ordinances, rules, orders, regulations and requirements of any Federal, State, municipal, and other governmental authorities (and the board of fire underwriters and insurance companies providing coverage) and of any and all of their departments and bureaus applicable to the use and occupancy of the Subleased Premises by Subtenant or any subsubtenant or assignee of Subtenant during the Term, including without limitation all laws relating to environmental matters and the Americans with Disabilities Act (collectively referred to as "Legal Requirements") at Subtenant's own cost and expense, to the same extent that Sublandlord otherwise would be obligated to comply with Legal Requirements with respect to the Subleased Premises under the Prime Lease. Nothing in this paragraph shall be deemed a consent by Sublandlord to the alteration, subletting or assignment of all or any portion of the Subleased Premises or of all or any of Subtenant's interests in this Sublease.

      If there is an Event of Default (as defined in Section 29 of this Sublease) by Subtenant with respect to Subtenant's obligation to comply with Legal Requirements or make any repairs or perform any maintenance required by the terms of this Sublease, then without limiting any other remedy available to Sublandlord under this Sublease, Sublandlord or its agents may (but shall not be obligated to) enter the Subleased Premises and take such actions as necessary to cure such Event of Default, at the cost and expense of Subtenant; and, in case of Subtenant's failure to pay therefor, the said cost and expense shall be added to the next months Rent and be due and payable as such.

      18. LIMITATIONS ON SUBLANDLORD'S LIABILITY

      a. Subtenant acknowledges that Sublandlord has made no representations or warranties with respect to the Building or the Subleased Premises except as provided in this Sublease and Subtenant accepts the Subleased Premises in AS IS condition. Notwithstanding anything contained herein to the contrary, Sublandlord represents and warrants that Sublandlord (i) is duly organized and formed, validly existing, and in good standing and has all rights, power and authority to make this Sublease and bind itself thereto through the person set forth as signatory of Sublandlord set forth below; and (ii) grants Subtenant, unless there is an Event of Default (as defined in Section 29 of this Sublease) by Subtenant, sole, actual and quiet and peaceful use, enjoyment and possession of the Subleased Premises during the Term as herein contemplated.

      b. Sublandlord may assign its leasehold estate in the Building, provided said assignee will assume, recognize and become responsible to Subtenant for the performance of all of the terms and conditions to be performed by Sublandlord under this Sublease. If Sublandlord assigns its leasehold estate in the Building, and provided that the assignee acknowledges in writing its receipt of the security deposit identified in paragraph 9 of this Sublease, Sublandlord shall have no liability for the return of the security deposit to Subtenant and no other obligation to Subtenant that arises after that assignment. Subtenant shall then recognize Sublandlord's assignee as Sublandlord of this Sublease.

      c. Sublandlord shall not be required to perform any of the covenants and obligations of the Prime Landlord under the Prime Lease, and insofar as any of the obligations of the Sublandlord hereunder are required to be performed under the Prime Lease by the Prime Landlord thereunder, Subtenant shall rely on and look solely to the Prime Landlord for the performance thereof. If the Prime Landlord shall breach its obligation to perform any of its obligations under the Prime Lease or breach any provision of the Prime Lease pertaining to the Subleased Premises, Subtenant shall have the right, at Subtenant's expense and upon prior notice to Sublandlord, and in the name of Sublandlord to make any demand or institute any action or proceeding, in accordance with and not contrary to any provision of the Prime Lease, against the Prime Landlord under the Prime Lease for the enforcement of the Prime Landlord's obligations thereunder. Sublandlord will reasonably cooperate with Subtenant to allow Subtenant to make such demand or institute such action or proceeding for the enforcement of the Prime Landlord's obligations under the Prime Lease, but Sublandlord will not be required to incur any costs in performing this obligation. Subtenant shall defend, indemnify and hold Sublandlord harmless from and against any suit, action, cost, expense, damage or liability which arises out of or results from or is alleged to arise out of or result from Subtenant's exercise of its rights under this paragraph. The foregoing sentence shall not be construed to modify paragraph
16.6 of this Sublease or otherwise create any obligation by Subtenant to indemnify Sublandlord for any litigation costs, including attorneys' fees, that may be incurred by Sublandlord in defending any suit or action that may be brought by Subtenant against Sublandlord for a breach of Sublandlord's obligations under this Sublease, regardless of whether such action is instituted by Subtenant against Sublandlord only or against Sublandlord as a co-defendant in any suit or action initiated by Subtenant against both Sublandlord and Prime Landlord.

      19. ESTOPPEL CERTIFICATES

      Either party hereto (the requested party) agrees that from time to time upon not less than fifteen (15) days prior notice by the other party (requesting party), the requested party or its duly authorized representative having knowledge of the following facts will deliver to the requesting party, or to such person or persons as the requesting party may designate, a statement in writing certifying (a) that this Sublease is unmodified and in full force and effect (or if there have been modifications, that the Sublease as modified is in full force and effect); (b) the date to which the Rent and other charges have been paid; (c) that to the best of the requested party's knowledge, the requesting party is not in default under any provision of this Sublease or if in default, the nature thereof in detail.

      20. SUBORDINATION

      This Sublease shall be subject and subordinate to the Prime Lease, any ground lease and to any mortgage or deed of trust thereon or on the fee simple interest in the Building or the land on which the Building is located.

      21. CASUALTY AND CONDEMNATION

      If the Prime Lease is terminated with respect to the Subleased Premises by reason of the occurrence of a casualty or condemnation pursuant to the provisions of the Prime Lease, this Sublease shall automatically terminate at the same time and Subtenant shall have no claim against Sublandlord or Prime Landlord for the loss of its subleasehold interest or any of Subtenant's property. If the Prime Lease is not terminated with respect to the Subleased Premises upon the occurrence of a casualty or condemnation, the provisions of the Prime Lease with respect to casualty or condemnation shall apply to this Sublease and the Subleased Premises.

      22. CONSENT OR APPROVAL OF PRIME LANDLORD

      If the consent or approval of Prime Landlord is required under the Prime Lease with respect to any matter relating to the Subleased Premises, Subtenant shall be required first to obtain the consent or approval of Sublandlord with respect thereto (which consent shall not be unreasonably delayed, conditioned or withheld by Sublandlord), and if Sublandlord grants such consent or approval then Sublandlord or Subtenant may forward a request for consent or approval to the Prime Landlord, but Sublandlord shall not be responsible for obtaining such consent or approval. Sublandlord shall have no liability to Subtenant for the failure of Prime Landlord to give its consent.

      23. NOTICES

      All notices given pursuant to the provisions of this Sublease shall be in writing, addressed to the party to whom notice is given and sent registered or certified mail, return receipt requested, in a postpaid envelope or by nationally recognized overnight delivery service as follows:

                             To Subtenant:

                             TechStar Communications, Inc.
                             4340 East West Highway - Suite 1000
                             Bethesda, Maryland 20814
                             Attention: Senior Attorney, Legal

                             To Sublandlord:

                             AT&T Corp.
                             150 Mt. Airy Road
                             Basking Ridge, NJ 07920
                             Attention: Lease Administration

      It is understood and agreed that unless specifically modified by this Sublease, Sublandlord shall be entitled to the length of notice required to be given Prime Landlord under the Prime Lease plus five (5) days and shall be entitled to give Subtenant the amount of notice required to be given tenant under the Prime Lease less ten (10) days. All notices shall be deemed given upon receipt or rejection.

      Either party by notice to the other may change or add persons and places where notices are to be sent or delivered. In no event shall notice have to be sent on behalf of either party to more than three (3) persons.

      24. BROKERS

      The parties warrant that they have had no dealings with any real estate broker or agent in connection with this Sublease, except Cushman and Wakefield of Maryland, Inc. and Barnes Morris Pardoe & Foster (the "Brokers"). Each party covenants to pay, hold harmless and indemnify the other from and against any and all costs, expenses or liabilities for any compensation, commissions and charges claimed by any other broker or agent with respect to this Sublease or the negotiation thereof, based upon alleged dealings with the indemnifying party. Sublandlord agrees to pay the commissions of the Brokers in accordance with separate agreements.

      25. SUBLANDLORD'S AND SUBTENANT'S POWER TO EXECUTE

      Sublandlord (subject to Prime Landlord's consent) and Subtenant covenant, warrant and represent that they have full power and proper authority to execute this Sublease.

      26. TABLE OF CONTENTS - CAPTIONS

      The Table of Contents and the captions appearing in this Sublease are inserted only as a matter of convenience and do not define, limit, construe or describe the scope or intent of the sections of this Sublease nor in any way affect this Sublease.

      27. CONSENT TO SUBLEASE BY PRIME LANDLORD

      This Sublease shall not become operative until and unless the Prime Landlord has given to Sublandlord its consent hereto. Sublandlord shall not be responsible for Prime Landlord's failure to consent to this Sublease. Should Prime Landlord not consent to this Sublease, each party shall be released from all obligations with respect hereto and neither party shall have any further rights in law or in equity with respect to this Sublease.

      28. ENTIRE AGREEMENT

      This Sublease (which includes each of the Exhibits attached hereto) contains the entire agreement between the parties and all prior negotiations and agreements are merged into this Sublease. This Sublease may not be changed, modified, terminated or discharged, in whole or in part, nor any of its provisions waived except by a written instrument which (a) shall expressly refer to this Sublease and (b) shall be executed by the party against whom enforcement of the change, modification, termination, discharge or waiver shall be sought.

      29. DEFAULT AND RIGHT TO CURE

      The provisions of subparagraphs 20.1.a and 20.1.b of the Prime Lease notwithstanding, the following shall be deemed an "Event of Default" by Subtenant under this Sublease: (a) Nonpayment of rent or any other of Subtenant's monetary obligations due as specified hereunder, if remaining unpaid more than ten (10) days after receipt of notice from Sublandlord of such failure to pay; or (b) Subtenant's failure to perform any other obligation, covenant, agreement, representation or warranty under this Sublease within thirty (30) days after receipt of notice from Sublandlord reasonably specifying the failure. No such failure, however, shall be deemed to exist if Subtenant in fact shall honestly commence to rectify the same with such thirty-day period and provided such efforts shall be prosecuted to completion with reasonable diligence. Delay in rectifying the same shall be excused if due to causes beyond the reasonable control of Subtenant.

      30. INDEMNIFICATION

      If the Prime Lease is terminated with respect to the Subleased Premises pursuant to an Event of Default (as defined in paragraph 20.1 of the Prime Lease) by Sublandlord under the Prime Lease and Subtenant is totally or partially evicted, then Sublandlord will indemnify Subtenant for actual, reasonable costs incurred by Subtenant to vacate the Subleased Premises, including but not limited to the cost of moving Subtenant's furniture and equipment from the Subleased Premises and storing such furniture and equipment for a reasonable amount of time, but Sublandlord will not be liable for incidental, lost profits or consequential damages. However, Sublandlord will not be obligated to so indemnify Subtenant if the obligation that was owed by Sublandlord to Prime Landlord that constituted the basis of such Event of Default (as defined in Section 20.1 of the Prime Lease) was an obligation that Subtenant assumed under this Sublease and failed to perform, resulting in an Event of Default (as defined in Section 29 of this Sublease) by Subtenant.

      IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be properly executed as of the day and year first above written.

ATTEST/WITNESS:                         AT&T CORP.
                                        SUBLANDLORD

/s/ Sharon San Phillips                 By: /s/ Kathleen Russ-Schwalze
--------------------------------            --------------------------- (SEAL)

Sharon San Phillips -                       Kathleen Russ-Schwalze -
Transaction Specialist                      District Manager
--------------------------------            ---------------------------------
Name and Title                              Name and Title


ATTEST/WITNESS:                         TECHSTAR COMMUNICATIONS, INC.
                                        SUBTENANT

/s/ Scott Wilbur                        By: /s/ Sergio Luciani
--------------------------------            --------------------------- (SEAL)

Scott Wilbur  MGR Finance               By: Sergio Luciani (PRESIDENT)
--------------------------------            ---------------------------------
Name and Title                              Name and Title

      Prime Landlord executes this Sublease solely as evidence of its consent to the Sublease. Prime Landlord's consent to this Sublease shall not in any way be deemed a modification of the Prime Lease. Prime Landlord's consent to this Sublease shall not relieve Sublandlord of the obligation to obtain Prime Landlord's consent to any further subleasing.


ATTEST/WITNESS:                         SILVER SPRING METRO PLAZA LIMITED
                                        PARTNERSHIP
                                        PRIME LANDLORD

                                        By:
--------------------------------            ---------------------------------

--------------------------------            ---------------------------------
Name and Title                              Name and Title